Leases - Operating Lease, Maturity (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Jan. 01, 2019 CNY (¥)
Schedule of Operating Lease Maturity [Line Items]
2022	¥ 35,359	$ 5,549
2023	38,120	5,982
2024	33,305	5,226
2025	5,399	847
2026	5,501	863
Thereafter	4,949	776
Total undiscounted lease payments	122,633	19,243
Less: imputed interest	(10,178)	(1,596)
Total lease liabilities	¥ 112,455	$ 17,647	¥ 11,333